CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

as Depositor

and

WILMINGTON TRUST COMPANY

as Owner Trustee

TRUST AGREEMENT

Dated as of November 4, 2005

Home Equity Mortgage Trust 2005-HF1

ARTICLE I

Definitions

Section 1.01	Definitions
Section 1.02	Other Definitional Provisions.

ARTICLE II

Organization

Section 2.01	Name
Section 2.02	Office
Section 2.03	Purposes and Powers
Section 2.04	Appointment of Owner Trustee
Section 2.05	Initial Capital Contribution
Section 2.06	Declaration of Trust
Section 2.07	Title to Trust Property
Section 2.08	Situs of Trust
Section 2.09	Representations and Warranties of the Depositor

ARTICLE III

Conveyance of the Owner Trust Estate; The Certificates

Section 3.01	Conveyance of the Owner Trust Estate
Section 3.02	Initial Ownership
Section 3.03	The Certificates
Section 3.04	Authentication of Certificate
Section 3.05	Registration of and Limitations on Transfer and Exchange of Certificate
Section 3.06	Mutilated, Destroyed, Lost or Stolen Certificates
Section 3.07	Persons Deemed Certificateholders
Section 3.08	Access to Certificateholders’ Name and Addresses
Section 3.09	Maintenance of Office or Agency
Section 3.10	Certificate Paying Agent
Section 3.11	Subordination

ARTICLE IV

Authority and Duties of Owner Trustee

Section 4.01	General Authority
Section 4.02	General Duties
Section 4.03	Action upon Instruction.
Section 4.04	No Duties Except as Specified under Specified Documents or in Instructions
Section 4.05	Restrictions.
Section 4.06	Prior Notice to the Certificateholders with Respect to Certain Matters
Section 4.07	Action by Certificateholders with Respect to Certain Matters
Section 4.08	Action by Certificateholder with Respect to Bankruptcy

Section 4.09	Restrictions on Certificateholders’ Power
Section 4.10	Doing Business in Other Jurisdictions

ARTICLE V

Application of Trust Funds

Section 5.01	Distributions.
Section 5.02	Method of Payment
Section 5.03	Signature on Returns
Section 5.04	Statements to Certificateholders
Section 5.05	Tax Elections

ARTICLE VI

Concerning the Owner Trustee

Section 6.01	Acceptance of Trusts and Duties
Section 6.02	Furnishing of Documents
Section 6.03	Representations and Warranties
Section 6.04	Reliance; Advice of Counsel.
Section 6.05	Not Acting in Individual Capacity
Section 6.06	Owner Trustee Not Liable for Certificates or Related Documents
Section 6.07	Owner Trustee May Own the Certificates and the Notes

ARTICLE VII

Compensation of Owner Trustee

Section 7.01	Owner Trustee’s Fees and Expenses
Section 7.02	Indemnification

ARTICLE VIII

Termination of Trust Agreement

Section 8.01	Termination of Trust Agreement.
Section 8.02	Additional Termination Requirements.

ARTICLE IX

Successor Owner Trustees and Additional Owner Trustees

Section 9.01	Eligibility Requirements for Owner Trustee
Section 9.02	Replacement of Owner Trustee
Section 9.03	Successor Owner Trustee
Section 9.04	Merger or Consolidation of Owner Trustee
Section 9.05	Appointment of Co-Trustee or Separate Trustee

ARTICLE X

Miscellaneous

Section 10.01	Amendments.
Section 10.02	No Legal Title to Owner Trust Estate
Section 10.03	Limitations on Rights of Others
Section 10.04	Notices.
Section 10.05	Severability
Section 10.06	Separate Counterparts
Section 10.07	Successors and Assigns
Section 10.08	No Petition
Section 10.09	No Recourse
Section 10.10	Headings
Section 10.11	GOVERNING LAW
Section 10.12	Integration
Section 10.13	Intention of the Parties

EXHIBIT A	FORM OF CLASS X-[1][2][S] CERTIFICATES
EXHIBIT B	FORM OF CERTIFICATE OF TRUST OF
EXHIBIT C	FORM OF RULE 144A INVESTMENT REPRESENTATION
EXHIBIT D	FORM OF INVESTOR REPRESENTATION LETTER
EXHIBIT E	FORM OF TRANSFEROR REPRESENTATION LETTER
EXHIBIT F	FORM OF ERISA REPRESENTATION LETTER
EXHIBIT G	FORM OF CERTIFICATE OF NON-FOREIGN STATUS
EXHIBIT H	[RESERVED]
EXHIBIT I	FORM OF CLASS [A-R][A-RL] CERTIFICATES
EXHIBIT J-1	FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
EXHIBIT J-2	FORM OF TRANSFEROR CERTIFICATE
EXHIBIT K	FORM OF CLASS G CERTIFICATES
EXHIBIT L	FORM OF CLASS P CERTIFICATES

This Trust Agreement, dated as of November 4, 2005 (as may be amended, modified or supplemented and in effect from time to time, this “Trust Agreement”), between CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP., a Delaware corporation, as depositor (the “Depositor”) and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the “Owner Trustee”),

WITNESSETH THAT:

WHEREAS, pursuant to the terms of the Loan Purchase Agreement, DLJ Mortgage Capital, Inc. (in such capacity, the “Seller”) will sell to the Depositor the Loans together with the Related Documents on the Closing Date;

WHEREAS, pursuant to the terms if this Trust Agreement, the Depositor desires to convey the Loans to the Trust;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Depositor and the Owner Trustee agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01     Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture, dated November 4, 2005 (the “Indenture”), among Home Equity Mortgage Trust 2005-HF1, as issuer, U.S. Bank National Association, as indenture trustee and JPMorgan Chase Bank, N.A., as trust administrator, as in effect on the date hereof. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02	Other Definitional Provisions.

(a)        All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)        As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

(c)        The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Article, Section and Exhibit references contained in this Trust Agreement are references to Articles, Sections and Exhibits in or to this Trust Agreement unless otherwise specified; the term “including” shall mean “including without limitation;” the term “or” shall include “and/or” and the term “proceeds” shall have the meaning ascribed thereto in the UCC.

(d)        The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e)        Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

ORGANIZATION

Section 2.01     Name. The trust shall be known as “Home Equity Mortgage Trust 2005-HF1” (the “Trust” or the “Owner Trust”), in which name the Owner Trustee may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02     Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

Section 2.03     Purposes and Powers. The purpose of the Trust is to engage in the following activities:

(i)         to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

(ii)         to purchase the Loans and to pay organizational, start-up and transactional expenses of the Trust;

(iii)        to assign, grant, transfer, pledge and convey the Loans pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section 5.01 any portion of the Loans released from the Lien of, and remitted to the Trust pursuant to the Indenture;

(iv)        to assign, grant, transfer, own, pledge and convey the Loans in connection with any such termination;

(v)        to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(vi)        to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and

(vii)       subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Securityholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Basic Documents while any Note is outstanding without the consent of the Certificateholders and the Trust Administrator.

Section 2.04     Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05     Initial Capital Contribution. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial corpus of the Trust and shall be deposited in the Certificate Distribution Account. The Owner Trustee also acknowledges, on behalf of the Trust, the receipt in trust of the property assigned to the Trust pursuant to Section 3.01.

The Trust acknowledges the conveyance to the Trust by the Depositor, as of the Closing Date, of the Owner Trust Estate, including all right, title and interest of the Depositor in and to the Owner Trust Estate. Concurrently with such conveyance, the Trust has pledged the Trust Estate to the Indenture Trustee and has executed the Certificates and the Notes and caused them to be duly authenticated and delivered.

Section 2.06     Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Owner Trust under the Basic Documents. It is the intention of the parties hereto that the Owner Trust constitute a statutory trust under the Statutory Trust Statute and that this Trust Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes, the Owner Trust shall be treated as a domestic eligible entity with a single owner electing to be disregarded as a separate entity. It is the intention of the parties hereto that, an election to be treated as a REMIC (“REMIC”) for federal income tax purposes be made with respect to the Loans together with the proceeds of the Loans and the proceeds on deposit in the Custodial Accounts and the Payment Account. It is also the intention of the parties hereto that a second election to be treated as a REMIC be made with respect to the REMIC I Regular Interests (“REMIC II”). It is also the intention of the parties hereto that a third election to be treated as a REMIC be made with respect to the REMIC II Regular Interests (“REMIC III”). Notwithstanding the foregoing, Additional Balances comprising the Additional Balance Advance Amount shall not be an asset of REMIC I, REMIC II or REMIC III but shall be an asset of the Trust Fund. The Issuer will provide for the administration of REMIC I, REMIC II and REMIC III pursuant to Article XI of the Indenture. Pursuant to Section 11.01(d) of the Indenture, the REMIC Administrator will prepare, sign and file certain tax returns on behalf of the REMICs. The parties agree that, unless otherwise required by appropriate tax authorities, the Owner Trust will not file or cause to be filed annual or other returns, reports or other forms. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Owner Trust.

Section 2.07     Title to Trust Property. Legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

Section 2.08     Situs of Trust. The Trust will be located and administered in the State of Delaware or Minnesota. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of Minnesota. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section 2.03. Payments will be received by the Trust only in Delaware or Minnesota, and payments will be made by the Trust only from Delaware or Minnesota. The only office of the Trust will be at the Corporate Trust Office in Delaware.

Section 2.09     Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

(i)         The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(ii)         The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

(iii)        The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

(iv)        The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

ARTICLE III

CONVEYANCE OF THE OWNER TRUST ESTATE; THE CERTIFICATES

Section 3.01     Conveyance of the Owner Trust Estate. In consideration of the delivery to the Depositor of the Securities, the Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trust, on behalf of the Securityholders, without recourse, all of its right, title and interest, whether now owned or hereafter acquired, in and to (A) the Initial Loans and all Additional Balances (other than Excluded Amounts) thereafter arising, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Loan Files and including any Eligible Substitute Loans; (B) the Certificate Distribution Account; (C) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (D) all amounts payable after the Cut-off Date to the holders of the Initial Loans in accordance with the terms thereof; (E) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Distribution Account, whether in the form of cash, instruments, securities or other property; (F) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; and (G) all proceeds of any of the foregoing.(collectively, the “Owner Trust Estate”).

The Depositor and the Owner Trustee agree that it is not intended that any Loan be included in the Owner Trust Estate that is a “High-Cost Home Loan” as defined in (i) the New Jersey Home Ownership Security Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004, (ii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004, (iv) the Indiana High Cost Home Loan Law Act effective January, 2005 or (v) the Kentucky Revised Statutes §360.100, in each case as amended from time to time.

Section 3.02     Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the conveyance of the Loans pursuant to Section 3.01 and the issuance of the Certificates, the Depositor shall be the sole Certificateholder.

Section 3.03     The Certificates. Initially, the Trust shall issue a single denomination of a 100.00% Certificate Percentage Interest of the Class X-1 Certificates. The Class X-1 Certificates shall represent a 100% beneficial interest in the portion of the Trust relating to the Loans. Initially, the Trust shall issue a single denomination of a 100.00% Certificate Percentage Interest of the Class X-2 Certificates. The Class X-2 Certificates shall represent a 100% beneficial interest in recoveries on Charged Off Loans that become Released Loans. Initially, the Trust shall issue a single denomination of a 100.00% Certificate Percentage Interest of the Class X-S Certificates. The Class X-S Certificates shall represent a 100% beneficial interest in the portion of the Trust relating to the Excess Servicing Fee. Initially, the Trust shall issue a single denomination of a 100.00% Certificate Percentage Interest of the Class P Certificates. The Class P Certificates shall represent a 100% beneficial interest in the portion of the Trust relating to Prepayment Charges on the Loans. Initially, the Trust shall issue a single denomination of a 100.00% Certificate

Percentage Interest of each of the Class G Certificates. The Class G Certificates shall represent the residual interest in REMIC I. Initially, the Trust shall issue a single denomination of a 100.00% Certificate Percentage Interest of the Class A-RL Certificates. The Class A-RL Certificates shall represent the residual interest in REMIC II. Initially, the Trust shall issue a single denomination of a 100.00% Certificate Percentage Interest of the Class A-R Certificates. The Class A-R Certificates shall represent the residual interest in REMIC III. The Certificates of each Class shall be shall be transferable in minimum denominations of 20% Certificate Percentage Interest.

The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04. If the Certificates bear the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, it shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Certificates or did not hold such offices at the date of authentication and delivery of the Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of the Certificateholders hereunder upon such Person’s acceptance of the Certificates duly registered in such Person’s name, pursuant to Section 3.05.

A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of the Certificateholders hereunder upon such transferee’s acceptance of such Certificate duly registered in such transferee’s name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

Section 3.04     Authentication of Certificate. Concurrently with the acquisition of the Loans by the Trust, the Owner Trustee or the Certificate Paying Agent shall cause each Class of Certificates to be issued in a Certificate Percentage Interest of 100.00%, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in the authorized denomination. A Certificate shall not entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, Exhibit I or Exhibit K executed by the Owner Trustee or the Certificate Paying Agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. Each Certificate shall be dated the date of its authentication.

Section 3.05     Registration of and Limitations on Transfer and Exchange of Certificate. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. The Trust Administrator shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

Upon surrender for registration or transfer of a Certificate at the office or agency maintained pursuant to Section 3.09, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Certificate Registrar as its authenticating agent to authenticate and deliver) in the name of the designated transferee or transferees, a new Certificate in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, such Certificateholder’s Certificate may be exchanged for another Certificate of authorized denominations of a like aggregate amount upon surrender of the Certificate to be exchanged at the office or agency maintained pursuant to Section 3.09.

Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the registered holder of such Certificate or such holder’s attorney duly authorized in writing. When a Certificate is surrendered for registration of transfer or exchange it shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of any Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of any Certificate.

Except as described below, no transfer of any Class G, Class A-R and Class A-RL Certificate or interest therein shall be made to any Person that is not a United States Person. Each Class G, Class A-R and Class A-RL Certificateholder shall establish its non-foreign status by submitting to the Certificate Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign Status set forth in Exhibit G hereto, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. If a Class G, Class A-R or Class A-RL Certificateholder is unable to provide a Certificate of Non-Foreign Status, such Certificateholder must provide an Opinion of Counsel as described in the preceding paragraph..

A Certificate may be transferred to a Class G, Class A-R or Class A-RL Certificateholder unable to establish its non-foreign status as described in the preceding paragraph only if such Certificateholder provides an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor, satisfactory to the Depositor, that such transfer (1) will not affect the tax status of the Owner Trust and (2) will not adversely affect the interests of the Certificateholders or any Noteholder, including, without limitation, as a result of the imposition of any United States federal withholding taxes on the Trust (except to the extent that such withholding taxes would be payable solely from amounts otherwise distributable to the Certificate of the prospective transferee). If such transfer occurs and such foreign Certificateholder becomes subject to such United States federal withholding taxes, any such taxes will be withheld by the Trust Administrator. Each Certificateholder unable to establish its non-foreign status shall submit to the Certificate Paying Agent a copy of its Form W-8BEN and shall resubmit such Form W-8BEN every three years.

No transfer, sale, pledge or other disposition of the Class G, Class P, Class X-1, Class X-2 or Class X-S Certificates shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute either (i) an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Depositor) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Servicers or the Depositor and which investment letter states that, among other things, such transferee (a) is a “qualified institutional buyer” as defined under Rule 144A, acting for its own account or the accounts of other “qualified institutional buyers” as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Servicers or the Depositor and (b) the transferee executes a representation letter, substantially in the form of Exhibit D hereto, and the transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Servicer or the Depositor. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Servicers, and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate or any interest therein shall be made to any Person using Plan Assets unless the Depositor, the Owner Trustee, the Certificate Registrar, the Master Servicer and the Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Owner Trustee, the Certificate Registrar, the Master Servicer and the Servicers that the purchase of such Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Owner Trustee, the Trust, the Certificate Registrar, the Master Servicer or the Servicers to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Trust Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Servicers. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring a Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit F to this Trust Agreement, which the Depositor, the Owner Trustee, the Certificate Registrar, the Master Servicer and the Servicers may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of the Certificates by the Depositor to the Underwriter and the Depositor shall be deemed to have represented that the Underwriter is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee and the Certificate Registrar shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

In addition, no transfer of a Certificate shall be permitted, and no such transfer shall be registered by the Certificate Registrar or be effective hereunder, if such transfer or the registration of such transfer would cause the Trust to be classified as a publicly traded partnership, taxable as a corporation for federal income tax purposes by causing the Trust to have more than 100 Certificateholders at any time during the taxable year of the Trust, an association taxable as a corporation, a corporation or a taxable mortgage pool for federal and relevant state income tax purposes.

In addition, with respect to each Class G, Class A-R or Class A-RL Certificate, (i) each Person who has or who acquires any Ownership Interest in a Class G, Class A-R or Class A-RL Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Certificate Paying Agent or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class G, Class A-R or Class A-RL Certificate are expressly subject to the following provisions:

(A)       Each Person holding or acquiring any Ownership Interest in a Class G, Class A-R or Class A-RL Certificate shall be a Permitted Transferee and shall promptly notify the Owner Trustee of any change or impending change in its status as a Permitted Transferee.

(B)        In connection with any proposed Transfer of any Ownership Interest in a Class G, Class A-R or Class A-RL Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Class G, Class A-R or Class A-RL Certificate until its receipt of, (I) an affidavit and agreement (a “Transfer Affidavit and Agreement,” in the form attached hereto as Exhibit J-1) from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class G, Class A-R or Class A-RL Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class G, Class A-R or Class A-RL Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 3.05 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit J-2, from the Certificateholder of a Class G, Class A-R or Class A-RL Certificate wishing to transfer the Class G, Class A-R or Class A-RL Certificate, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)       Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Certificate Registrar who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class G, Class A-R or Class A-RL Certificate to such proposed Transferee shall be effected.

(D)       Each Person holding or acquiring any Ownership Interest in a Class G, Class A-R or Class A-RL Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class G, Class A-R or Class A-RL Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Certificate Registrar in the form attached hereto as Exhibit J-2.

(E)        Each Person holding or acquiring an Ownership Interest in a Class G, Class A-R or Class A-RL Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Certificate Registrar written notice that it is a “pass-through interest holder” within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class A-R Certificate, if it is, or is holding an Ownership Interest in a Class A-R Certificate on behalf of, a “pass-through interest holder.”

(ii)         The Certificate Registrar will register the Transfer of any Class G, Class A-R or Class A-RL Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Certificateholder of a Class G, Class A-R or Class A-RL Certificate requesting such transfer in the form attached hereto as Exhibit J-2 and all of such other documents as shall have been reasonably required by the Certificate Registrar as a condition to such registration. Transfers of the Class A-R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(iii)        (A)       If any Disqualified Organization shall become a holder of a Class A-R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class G, Class A-R or Class A-RL Certificate thereof retroactive to the date of registration of such Transfer of such Class A-R Certificate. If a Non-United States Person shall become a holder of a Class G, Class A-R or Class A-RL Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class G, Class A-R or Class A-RL Certificate thereof retroactive to the date of registration of such Transfer of such Class G, Class A-R or Class A-RL Certificate. If a transfer of a Class G, Class A-R or Class A-RL Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class G, Class A-R or Class A-RL Certificate thereof retroactive to the date of registration of such Transfer of such Class G, Class A-R or Class A-RL Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Class G, Class A-R or Class A-RL Certificate that is in fact not permitted by this Section 3.05 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)        If any purported Transferee shall become a Certificateholder of a Class G, Class A-R or Class A-RL Certificate in violation of the restrictions in this Section 3.05 and to the extent that the retroactive restoration of the rights of the Certificateholder of such Class G, Class A-R or Class A-RL Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Certificate Registrar shall have the right, without notice to the holder or any prior holder of such Class G, Class A-R or Class A-RL Certificate, to sell such Class G, Class A-R or Class A-RL Certificate to a purchaser selected by the Certificate Registrar on such terms as the Certificate Registrar may choose. Such purported Transferee shall promptly endorse and deliver each Class G, Class A-R or Class A-RL Certificate in accordance with the instructions of the Certificate Registrar. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Certificate Registrar to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Certificate Registrar, and the Certificate Registrar shall not be liable to any Person having an Ownership Interest in a Class G, Class A-R or Class A-RL Certificate as a result of its exercise of such discretion.

(iv)        The Certificate Paying Agent shall make available, upon written request from the Internal Revenue Service and any potentially affected Person, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class G, Class A-R or Class A-RL Certificate to any Person who is a Disqualified Organization, including the information regarding “excess inclusions” of such Class A-R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class G, Class A-R or Class A-RL Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the REMIC Administrator before it will provide such information to any such potentially affected Person.

(v)        The provisions of this Section 3.05 set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Owner Trustee the following:

(A)       written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, if determined without regard to the Policy, of any Class of the Notes below the lower of the then-current rating or the rating assigned to such Notes as of the Closing Date by such Rating Agency, if determined without regard to the Policy; and

(B)        subject to Section 10.01(f), an Officers’ Certificate of the Trust Administrator stating that the Trust Administrator has received an Opinion of Counsel, in form and substance satisfactory to the Trust Administrator, to the effect that such modification, addition to or absence of such provisions will not cause any portion of either of the REMICs to cease to qualify as a REMIC and will not cause (x) any portion of either of the REMICs to be subject to an entity-level tax caused by the Transfer of any Class A-R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class A-R Certificate to a Person that is not a Permitted Transferee.

Section 3.06     Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Trust from harm, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee or the Certificate Paying Agent, as the Trust’s authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.07     Persons Deemed Certificateholders. Prior to due presentation of the Certificates for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent shall be bound by any notice to the contrary.

Section 3.08     Access to Certificateholders’ Name and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Certificateholder, by receiving and holding the Certificates, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.09     Maintenance of Office or Agency. The Certificate Registrar shall maintain in the City of New York an office or offices or agency or agencies where the Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust in respect of the Certificates and the Basic Documents may be served. The Certificate Registrar initially designates the Corporate Trust Office of the Trust Administrator as its office for such purposes. The Trust Administrator shall give prompt written notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

Section 3.10     Certificate Paying Agent. (a) The Certificate Paying Agent shall make distributions to the Certificateholders from the Certificate Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Trust Administrator pursuant to Section 3.05 of the Indenture. The Trust hereby appoints the Trust Administrator as Certificate Paying Agent. The Certificate Paying Agent shall:

(i)         hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)         give the Owner Trustee notice of any default by the Trust of which it has actual knowledge in the making of any payment required to be made with respect to the Certificates;

(iii)        at any time during the continuance of any such default by the Trust, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums held in trust by the Certificate Paying Agent pursuant to clause (i) above;

(iv)        immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of the Certificates if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

(v)        comply with all requirements of the Code with respect to the withholding from any payments made by it on the Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)        deliver to the Owner Trustee a copy of the report to Certificateholders prepared with respect to each Payment Date by the Trust Administrator.

(b)        The Trust may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. Any removal of JPMorgan Chase Bank, N.A. as Certificate Paying Agent shall result in the removal of JPMorgan Chase Bank as Trust Administrator, Administrator and Master Servicer under the Basic Documents. The Trust Administrator shall be permitted to resign as Certificate Paying Agent upon 30 days written notice to the Owner Trustee; provided the Trust Administrator is also resigning as Paying Agent and Trust Administrator under the Indenture at such time as well as Master Servicer under the Servicing Agreement and as Administrator under the Administration Agreement. In the event that the Trust Administrator shall no longer be the

Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument to the effect set forth in this Section 3.10 as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.04, 6.05, 6.06, 6.07, 7.01 and 7.02 shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Trust Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

(c)        The Certificate Paying Agent shall establish and maintain with itself the Certificate Distribution Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Trust Administrator, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture. The Certificate Paying Agent shall make all distributions on the Certificates from moneys on deposit in the Certificate Distribution Account.

Section 3.11    Subordination. Except as otherwise provided in the Basic Documents, for so long as any Notes are outstanding or unpaid, the Certificateholders will generally be subordinated in right of payment, under the Certificates or otherwise, to payments to the Noteholders under, or otherwise related to, the Indenture. If an Event of Default has occurred and is continuing under the Indenture, the Certificates will be fully subordinated to obligations owing by the Trust to the Noteholders under, or otherwise related to, the Indenture, and no distributions will be made on the Certificates until the Noteholders, the Master Servicer, the Administrator and the Trust Administrator have been irrevocably paid in full.

ARTICLE IV

AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 4.01     General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof.

Section 4.02     General Duties. The Owner Trustee shall be responsible to administer the Trust pursuant to the terms of this Trust Agreement and in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties under this Trust Agreement and the other Basic Documents to the extent that the Seller or the Administrator shall have agreed in the Administration Agreement to perform the duties of the Owner Trustee or the Trust, and the Owner Trustee shall not be responsible for monitoring the performance of such duties by the Seller or the Administrator nor shall the Owner Trustee be liable for the acts or omissions of the Seller or the Administrator. In no event shall the Owner Trustee be obligated to assume the duties of the Seller or Administrator in the event of the Seller’s or Administrator’s resignation, removal, insolvency or other incapacity.

Section 4.03	Action upon Instruction.

(a)        Subject to this Article IV and in accordance with the terms of the Basic Documents, holders of a majority of the Certificate Percentage Interest or each class of Certificates may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of a majority of the Certificate Percentage Interest or each class of Certificates pursuant to this Article IV.

(b)        Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

(c)        Whenever the Owner Trustee is required to decide or is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting direction as to the course of action to be adopted and to the extent the Owner Trustee acts in good faith in accordance with any written instructions received from such Certificateholders pursuant to Section 4.03(a) above, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

Section 4.04     No Duties Except as Specified under Specified Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly required by this Trust Agreement; and no implied duties or obligations shall be read into this Trust Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility to prepare or file any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

Section 4.05	Restrictions.

(a)        The Owner Trustee shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (y) that, to the actual knowledge of the Owner Trustee, would result in the Trust becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

(b)        The Owner Trustee shall not convey or transfer any of the Trust’s properties or assets, including those included in the Owner Trust Estate, to any person unless (a) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Certificateholder and (b) such conveyance or transfer shall not violate the provisions of Section 3.15(b) of the Indenture.

Section 4.06     Prior Notice to the Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders of the proposed action and the holders of a majority of the Certificate Percentage Interest shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such holders have withheld consent or provided alternative direction:

(a)        the initiation of any claim or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust;

(b)        the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

(c)        the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(d)        the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; and

(e)        the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Trust Administrator or pursuant to this Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Trust Administrator, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07     Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, to (a) remove the Servicers under the Servicing Agreement pursuant to Sections 7.01 and 8.05 thereof or (b) except as expressly provided in the Basic Documents, sell the Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

Section 4.08     Action by Certificateholder with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior approval of the Certificateholders and the delivery to the Owner Trustee by each Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

Section 4.09     Restrictions on Certificateholders’ Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10     Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company, or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

ARTICLE V

APPLICATION OF TRUST FUNDS

Section 5.01	Distributions.

(a)        On each Payment Date, the Certificate Paying Agent shall distribute from amounts on deposit in the Certificate Distribution Account, the Class G Certificate Distribution Amount with respect to such Payment Date to the holders of the Class G Certificates. On each Payment Date, the Certificate Paying Agent shall distribute from amounts on deposit in the Certificate Distribution Account, the Class A-R Certificate Distribution Amount with respect to such Payment Date to the holders of the Class A-R Certificates. On each Payment Date, the Certificate Paying Agent shall distribute from amounts on deposit in the Certificate Distribution Account, the Class A-RL Certificate Distribution Amount with respect to such Payment Date to the holders of the Class A-R Certificates. On each Payment Date, the Certificate Paying Agent shall distribute from amounts on deposit in the Certificate Distribution Account, the Class P Certificate Distribution Amount with respect to such Payment Date to the holders of the Class P Certificates. On each Payment Date, the Certificate Paying Agent shall distribute from amounts on deposit in the Certificate Distribution Account, the Class A-RL Certificate Distribution Amount with respect to such Payment Date to the holders of the Class A-R Certificates. On each Payment Date, the Certificate Paying Agent shall distribute from amounts on deposit in the Certificate Distribution Account, the Class X-1 Distribution Amount with respect to such Payment Date to the holders of the Class X-1 Certificates. On each Payment Date, the Certificate Paying Agent shall distribute from amounts on deposit in the Certificate Distribution Account, the Class X-S Certificate Distribution Amount with respect to such Payment Date to the holders of the Class X-S Certificates. In the event that there are any funds remaining in the Certificate Distribution Account on any Payment Date after the distribution of the Class G Certificate Distribution Amount, the Class A-R Certificate Distribution Amount, the Class A-RL Certificate Distribution Amount, the Class P Certificate Distribution Amount, the Class X-1 Distribution Amount and the Class X-S Certificate Distribution Amount, such amounts shall be distributed to the holders of the Class A-R Certificates.

(b)        In the event that any withholding tax is imposed on the distributions (or allocations of income) to the Certificateholders, such tax shall reduce the amount otherwise distributable to the Certificateholders in accordance with this Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to any Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent. The amount of any such withholding tax shall be remitted by the Certificate Paying Agent, as required, to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

(c)        Distributions to the Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders.

(d)        Allocations of profits, income and losses, as determined for federal income tax purposes, shall be made among the Classes R Certificates in accordance with the REMIC provisions and within each Class of Certificates to the Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

(e)        For federal income tax purposes, distributions on the REMIC I Regular Interests and REMIC II Regular Interests shall be in the same priority and for the same amounts as that provided in Section 11.02 of the Indenture.

Section 5.02     Method of Payment. Subject to Section 8.01(c), distributions required to be made to the Certificateholders on any Payment Date as provided in Section 5.01 shall be made to the Certificateholders of record on the preceding Record Date by wire transfer, in immediately available funds, to the account of each Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholders shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register.

Section 5.03     Signature on Returns. The REMIC Administrator, as agent for the Owner Trustee, shall sign on behalf of the Trust the tax returns of REMIC I, REMIC II and REMIC III. The Owner Trustee shall give the REMIC Administrator all such powers of attorney as are needed to enable the REMIC Administrator to prepare and sign such tax returns.

Section 5.04     Statements to Certificateholders. On each Payment Date, the Certificate Paying Agent shall make available on its website the statement or statements provided to the Owner Trustee and the Certificate Paying Agent by the Trust Administrator.

Section 5.05     Tax Elections. Each Certificateholder agrees by its purchase of a Certificate to treat the Trust, other than the portion of the Trust Estate constituting the REMICs, as a domestic eligible entity with a single owner electing to be disregarded as a separate entity for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the Notes being debt of the Trust, as further set forth in Section 2.06. For income tax purposes the parties hereto intend that the transaction set forth herein shall not be a taxable event.

ARTICLE VI

CONCERNING THE OWNER TRUSTEE

Section 6.01     Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, gross negligence or bad faith or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)        No provision of this Trust Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the

Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(b)        Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(c)        The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, or the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

(d)        The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

(e)        The Owner Trustee shall not be liable for the default or misconduct of the Depositor, Trust Administrator, Indenture Trustee or the Servicers under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Indenture Trustee or Trust Administrator under the Indenture, the Master Servicer under the Servicing Agreement or the Seller or the Administrator under the Administration Agreement; and

(f)         The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic Document, at the request, order or direction of the Certificateholders, unless the Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act.

Section 6.02     Furnishing of Documents. The Owner Trustee shall furnish to the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

Section 6.03    Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

(a)        It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

(b)        It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

(c)        Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

(d)        This Trust Agreement, assuming due authorization, execution and delivery by the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(e)        The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

(f)         No litigation is pending or, to the best of the Owner Trustee’s knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

Section 6.04	Reliance; Advice of Counsel.

(a)        The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)        In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it at the expense of the Trust. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons.

Section 6.05     Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

Section 6.06     Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein and in the Certificates (other than the signatures of the Owner Trustee on the Certificates) shall not be taken as the statements of the Owner Trustee, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar, the Trust Administrator or the Indenture Trustee taken in the name of the Owner Trustee.

Section 6.07     Owner Trustee May Own the Certificates and the Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Certificates or the Notes and may deal with the Depositor, the Seller, the Certificate Paying Agent, the Certificate Registrar, the Trust Administrator and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

ARTICLE VII

COMPENSATION OF OWNER TRUSTEE

Section 7.01     Owner Trustee’s Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof (the “Owner Trustee Fee”) from the Seller, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents which shall be payable by the Seller.

Section 7.02     Indemnification. The Seller, the Depositor and the Trust (on a joint and several basis) shall indemnify, defend and hold harmless the Owner Trustee, both as Owner Trustee and in its individual capacity, and its successors, assigns, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, provided, that:

(i)         the Seller, the Depositor, and the Trust shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee’s willful misconduct, gross negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

(ii)         with respect to any such claim, the Indemnified Party shall have given the Seller, the Depositor, and the Trust written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

(iii)        while maintaining control over its own defense, the Seller shall consult with the Indemnified Party in preparing such defense; and

(iv)        notwithstanding anything in this Trust Agreement to the contrary, the Seller, the Depositor, and the Trust shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Seller, the Depositor, or the Trust, as applicable, which consent shall not be unreasonably withheld.

The indemnities contained in this Section shall survive the resignation or removal of the Owner Trustee or the termination of this Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee’s choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Trust Agreement, shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee which consent shall not be unreasonably withheld, the Seller has the right to assume the defense of any claim, action or proceeding against the Owner Trustee.

ARTICLE VIII

TERMINATION OF TRUST AGREEMENT

Section 8.01	Termination of Trust Agreement.

(a)        The Trust shall dissolve upon the earlier of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Trust Agreement or (ii) the Final Maturity Date. The bankruptcy, liquidation, dissolution, death or incapacity of a Certificateholder shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)        Neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

(c)        Notice of any dissolution of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender its Certificate to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to the Certificateholders mailed within five Business Days of receipt of notice of such dissolution from the Owner Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Payment Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to the Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to the Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

In the event that a Certificateholder shall not surrender its Certificate for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to such Certificateholder to surrender the Certificate for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of such Certificate was to have been made pursuant to Section 5.01, such Certificate shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of such Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Class G Certificateholder.

(d)        Upon the completion of the winding up of the Trust and notification to the Owner Trustee from the Servicer, who shall be responsible for liquidating the Trust, as to the satisfaction of the obligations of the Trust, the Owner Trustee shall cause the Certificates of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute, upon which filing the Trust shall terminate.

Section 8.02	Additional Termination Requirements.

(a)        REMIC I, REMIC II and REMIC III shall be terminated in accordance with the additional requirements set forth in Section 10.22 of the Indenture.

(b)        Each Holder of a Security and the Owner Trustee hereby irrevocably approves and appoints the Trust Administrator as its attorney-in-fact to adopt a plan of complete liquidation prepared by the Depositor for each REMIC at the expense of the Trust Estate in accordance with the terms and conditions of this Agreement.

ARTICLE IX

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 9.01    Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) long term debt obligations with a rating of at least A (or the equivalent) by Standard & Poor’s, Fitch and/or Moody’s. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

Section 9.02     Replacement of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days prior written notice thereof to the Depositor and the Trust Administrator. Upon receiving such notice of resignation, the Trust Administrator shall promptly appoint a successor Owner Trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or any Certificateholder may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Trust Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03     Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Depositor and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the successor Owner Trustee shall mail notice thereof to all Certificateholders, the Trust Administrator, the Noteholders and the Rating Agencies.

Section 9.04     Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

Section 9.05     Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Owner Trust Estate or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)        All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)        No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

(c)        The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

ARTICLE X

MISCELLANEOUS

Section 10.01	Amendments.

(a)        This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section 10.01, provided that any amendment, except as provided in subparagraph (e) below, be accompanied by an Opinion of Counsel, to the Owner Trustee to the effect that such amendment (i) complies with the provisions of this Section or (ii) will not cause the Trust to be subject to an entity level tax or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC for federal income tax purposes.

(b)        If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e. to give effect to the intent of the parties), it shall not be necessary to obtain the consent of the Certificateholders, but the Owner Trustee shall be furnished with (A) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes and (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholder shall be obtained.

(c)        If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding (i.e. technical in nature), it shall not be necessary to obtain the consent of any Securityholder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Securityholder.

(d)        If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Securityholder and (B) either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes or (b) the consent of the Certificateholders and the Trust Administrator; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on the Certificates without the consent of the Certificateholders.

(e)        If the purpose of the amendment is to provide for the holding of the Certificates in book-entry form, it shall require the consent of the Certificateholders; provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

(f)         If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Securityholder, but the Owner Trustee shall be furnished with (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Securityholder and (B) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to of the Notes.

(g)        Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Certificateholders, the Trust Administrator and each of the Rating Agencies. It shall not be necessary for the consent of the Certificateholders or the Trust Administrator pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consent of the Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(h)        In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

Section 10.02   No Legal Title to Owner Trust Estate. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their beneficial interest in the Owner Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

Section 10.03   Limitations on Rights of Others. The provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, and, to the extent expressly provided herein, the Seller, the Indenture Trustee, the Trust Administrator and the Noteholders, and nothing in this Trust Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

Section 10.04	Notices.

(a)        Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt, if to the Owner Trustee, addressed to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, with a copy to U.S. Bank National Association, Structured Finance, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107, Attn: Structured Finance-Home Equity Mortgage Trust 2005-HF1; if to the Trust Administrator, addressed to, JPMorgan Chase Bank, N.A., 4 New York Plaza, 6th Floor, New York, New York 10004-2477, Attention:

Worldwide Securities Services/Structured Finance Services: Home Equity Mortgage Trust-2005-HF1, if to the Depositor, addressed to Credit Suisse First Boston Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010-3629; if to the Rating Agencies, addressed to Moody’s Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10007 and to Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, NY 10041; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

(b)        Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

(c)        A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

Section 10.05   Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.06   Separate Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.07   Successors and Assigns. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee and its successors and the Certificateholders and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

Section 10.08   No Petition. The Owner Trustee, by entering into this Trust Agreement and each Certificateholder, by accepting a Certificate, hereby covenants and agrees that they will not, prior to the day that is one year and one day after the date this Trust Agreement terminates, institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations under the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.

Section 10.09   No Recourse. Each Certificateholder by accepting a Certificate acknowledges that the Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Seller, the Owner Trustee, the Trust Administrator, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

Section 10.10   Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.11   GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.12   Integration. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

Section 10.13   Intention of the Parties. (a) It is the express intent of the parties hereto that the conveyance by the Depositor to the Trust pursuant to this Trust Agreement of the Owner Trust Estate be, and be construed as, an absolute sale and assignment by the Depositor to the Trust. Further, it is not intended that the conveyance be deemed to be the grant of a security interest in the Loans by the Depositor to the Trust to secure a debt or other obligation. However, in the event that the Loans are held to be property of the Depositor, or if for any reason this Trust Agreement is held or deemed to create a security interest in the Loans, then (i) this Trust Agreement shall be a security agreement within the meaning of Article 9 of the UCC; (ii) the conveyances provided for in Section 3.01 shall be deemed to be a grant by the Depositor to the Trust of, and the Depositor hereby grants to the Trust, a security interest in all of the Depositor’s right, title and interest, whether now owned or hereafter acquired, in and to (A) the Owner Trust Estate; (B) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; and (C) all proceeds of any of the foregoing; (iii) the possession or control by the Trust or any other agent of the Trust of any of the foregoing property shall be deemed to be possession or control by the secured party, or possession or control by a purchaser, for purposes of perfecting the security interest pursuant to the UCC (including, without limitation, Sections 9-104, 9-106, 9-313 or 9-314 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trust, as applicable, for the purpose of perfecting such security interest under applicable law.

(b)        The parties hereto, shall, to the extent consistent with this Trust Agreement, take such reasonable actions as may be necessary to ensure that, if this Trust Agreement were deemed to create a security interest in the Loans, such security interest would be deemed to be a perfected security interest of first priority.

IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP., as Depositor

By:	/s/ Kevin Steele
Name:	Kevin Steele
Title:	Vice President

WILMINGTON TRUST COMPANY, as Owner Trustee

By:	/s/ Patricia Evans
Name:	Patricia Evans
Title:	Vice President

Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A., as Certificate Registrar, REMIC Administrator, Certificate Paying Agent and Trust Administrator

By:	/s/ Annette Marsula
Name:	Annette Marsula
Title:	Vice President

DLJ MORTGAGE CAPITAL INC., as Seller

By:	/s/ Tim Kuo
Name:	Tim Kuo
Title:	Vice President

EXHIBIT A

FORM OF CLASS X-[1][2][S] CERTIFICATES

[THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AS DESCRIBED IN THE TRUST AGREEMENT DATED AS OF NOVEMBER 4, 2005, BETWEEN CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP. AND WILMINGTON TRUST COMPANY (THE “AGREEMENT”).][THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY PAYMENTS IN RESPECT OF PRINCIPAL.]

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 3.05 OF THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND STATE LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER SUCH STATE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER IN THE FORM OF EXHIBIT F TO THE AGREEMENT FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION RESTRICTIONS AND THE FIDUCIARY RESPONSIBILITY REQUIREMENTS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING “PLAN ASSETS,” WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATIONS SECTION 2510.3-101, TO ACQUIRE THIS CERTIFICATE (COLLECTIVELY A “PLAN INVESTOR”), OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE DEPOSITOR, THE OWNER TRUSTEE, THE MASTER SERVICER AND THE CERTIFICATE REGISTRAR, OR A CERTIFICATION IN THE FORM OF EXHIBIT F TO THE AGREEMENT, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR, THE OWNER TRUSTEE, THE MASTER SERVICER OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES.

Certificate No. 1	Interest Rate: [Variable][0.00%]
Cut-off Date:	[Initial Notional Amount: $[_________]] Initial Class Principal Balance: $0.00
October 1, 2005	Assumed Final Payment Date: February 2036
First Payment Date:	Certificate Percentage Interest of this Certificate: 100%
November 25, 2005	CUSIP:

Home Equity Mortgage Trust 2005-HF1,

Home Equity Loan-Backed Certificate, Series 2005-HF1, Class X-[1][2][S]

evidencing a percentage interest in [the distribution allocable to the certificates of the above-referenced Class with respect to a Trust Estate evidenced by the loans created by CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP. (hereinafter called the “Depositor” which term includes any successor entity under the Agreement referred to below)][the distribution allocable to the Certificates of the above-referenced Class with respect to certain Loans (the “Loans”)].

This Certificate is payable solely from [certain Loans that are initially][the] assets of the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee or any of their affiliates. Neither this Certificate nor any of the Loans is guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee or any of their affiliates. None of the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that [__________________] is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, consisting primarily of the Loans conveyed by the Depositor. The Trust Estate (as defined herein) was created pursuant to a Trust Agreement dated November 4, 2005 (as amended and supplemented from time to time, the “Agreement”) between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee,” which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which the such holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Payment Date”), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the “Record Date”)[, in an amount equal to the pro rata portion evidenced by this Certificate (based on the Certificate Percentage Interest stated on the face hereof) of the Class X-[1][S] Certificate Distribution Amount required to be distributed to the registered holder of this Certificate on such Payment Date]. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholders of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Certificate Registrar or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in the Agreement and (iii) the Certificate Registrar shall require the transferee to execute an investment letter in the form described by the Agreement, which investment letter shall not be at the expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. If a Certificateholder desires to effect such transfer, it shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Depositor, the Servicers, the Master Servicer, the Trust Administrator and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any transfer of this Certificate, the Certificate Registrar (unless otherwise directed by the Depositor) will require either (i) a representation letter, in the form of Exhibit F to the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code (“Plan”), any person acting, directly or indirectly, on behalf of any such plan or any person using the “plan assets,” within the meaning of the Department of Labor regulations at 29 C.F.R. §2510.3-101, to effect such acquisition (collectively, a “Plan Investor”) or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the Master Servicer and the Certificate Registrar to the effect that the purchase or holding of this Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

This Certificate is one of a duly authorized Certificate designated as Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Certificates, Class X-[1][2][S], of the Series specified hereon. All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the [funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture][Loans] for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

[The Certificateholder acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of November 4, 2005, between Home Equity Mortgage Trust 2005-HF1 (the “Trust”), JPMorgan Chase Bank, as Trust Administrator (the “Trust Administrator”) and U.S. Bank National Association, as Indenture Trustee (the “Indenture”).]

The Certificateholder, by its acceptance of this Certificate, covenants and agrees that such Certificateholder will not, prior to the day one year and one day after the date the Trust Agreement terminates, institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Securityholder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Securityholder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Securityholder. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes or (b) the consent of the Certificateholders and the Trust Administrator; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on the Certificates without the consent of the Certificateholders, or (ii) reduce the aforesaid Certificate Percentage Interest required to consent to any such amendment without the consent of 100% of the Certificate Percentage Interest.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City of and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the registered holder of this Certificate or the such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Trust Administrator.

No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earlier of (i) the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement or (ii) the Final Maturity Date.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Home Equity Mortgage Trust 2005-HF1 By WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Authorized Signatory

Dated: November 4, 2005

CERTIFICATE OF AUTHENTICATION

This is one of the Class X-[1][2][S] Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:	*/
Signature Guaranteed

*/

___________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Paying Agent:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of
account number	or, if mailed by check, to

Applicable statements should be mailed to

________________________________________

Signature of assignee or agent

(for authorization of wire

transfer only)

EXHIBIT B

FORM OF CERTIFICATE OF TRUST

OF

[____________________________________]

THIS Certificate of Trust of [______________] (the “Trust”), is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).

1.	Name. The name of the statutory trust formed hereby is [____________________].

2.          Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is [____________________], Attention: [________________________].

3.	Effective Date. This Certificate of Trust shall be effective [__________________].

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

[________________________________],

as trustee

By:_______________________________

Name:

Title:

EXHIBIT C

FORM OF RULE 144A INVESTMENT REPRESENTATION

DESCRIPTION OF RULE 144A SECURITIES, INCLUDING NUMBERS:

The undersigned seller, as registered holder (the “Seller”), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the “Buyer”).

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the “1933 Act”), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another “qualified institutional buyer” as defined in Rule 144A under the 1933 Act.

2. The Buyer, pursuant to Section 3.05 of the Agreement, warrants and represents to, and covenants with the Owner Trustee, the Depositor, the Trust Administrator and the Indenture Trustee (as such terms are defined in the Trust Agreement (the “Agreement”), dated as of November 4, 2005 between Credit Suisse First Boston Mortgage Acceptance Corp., as Depositor, and Wilmington Trust Company, as Owner Trustee) as follows:

a.    The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

b.    The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

c.    The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trust Administrator, the Indenture Trustee, the Owner Trustee, the Servicers or the Master Servicer.

d.    Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e.    The Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

3. The Buyer represents that:

(i)	either (a) or (b) is satisfied, as marked below:

____                 a.         The Buyer is not any employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with “plan assets” of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. §2510.3-101; or

____                 b.         The Buyer has provided the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Buyer is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; and

(ii)         the Buyer is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 3.

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

_________________________	___________________________
Print Name of Seller	Print Name of Buyer
By:___________________________	By:____________________________
Name:	Name
Title:	Title:
Taxpayer Identification:	Taxpayer Identification:
No.____________________________	No.____________________________
Date:__________________________	Date:___________________________

ANNEX 1 TO EXHIBIT C

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $             1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

____

Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

____

Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____	QIB. An entity, all of the equity owners of which are “qualified institutional buyers.”
____

Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

____	Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

_________________________

1               Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

____

Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

____

State or Local Plan. The Buyer is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

____	ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.
____	Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.
____	SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958.
____	Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
____

Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____	____	Will the Buyer be purchasing the Rule 144A
Yes	No	Securities only for the Buyer’s own account?

6. If the answer to the foregoing question is “no”, the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

Print Name of Buyer

By:
Name:
Title:

Date:

ANNEX 2 TO EXHIBIT C

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[FOR BUYERS THAT ARE REGISTERED INVESTMENT COMPANIES]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2. In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used.

____	The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).
____

The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

5.          The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer’s own account.

6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer’s purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer
By:
Name:
Title:

IF AN ADVISER:

Print Name of Buyer

Date:

EXHIBIT D

FORM OF INVESTOR REPRESENTATION LETTER

________, 20_

Credit Suisse First Boston

Mortgage Acceptance Corp.

11 Madison Avenue, 4th Floor

New York, New York 10010-3629

Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

JPMorgan Chase Bank, N.A.

4 New York Plaza

New York, New York 10004

Attention: Worldwide Securities Services/Structured Finance Services-Home Equity Mortgage Trust 2005-HF1

Re:	Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed

Certificates, Series 2005-HF1, Class [X-1][X-2][X-S][P][G]

Ladies and Gentlemen:

_____________ (the “Purchaser”) intends to purchase from_________(the “Seller”) _____% Certificate Percentage Interest of the Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Certificates, Series 2005-HF1, Class [X-1][X-2][X-S][P][G] (the “Certificate”), issued pursuant to the Trust Agreement (the “Trust Agreement”), dated as of November 4, 2005 between Credit Suisse First Boston Mortgage Acceptance Corp. (the “Depositor”) and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), as acknowledged and agreed by JPMorgan Chase Bank, N.A., as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

1. The Purchaser understands that (a) the Certificate has not been and will not be registered or qualified under the Securities Act of 1933, as amended (the “Act”) or any state securities law, (b) the Depositor is not required to so register or qualify the Certificate, (c) the Certificate may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust

Agreement contains restrictions regarding the transfer of the Certificate and (e) the Certificate will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificate for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificate, such that it is capable of evaluating the merits and risks of investment in the Certificate, (b) able to bear the economic risks of such an investment and (c) an “accredited investor” within the meaning of Rule 501 (a) promulgated pursuant to the Act.

4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Trust Agreement and (b) such other information concerning the Certificate, the Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser’s decision to purchase the Certificate. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in the Certificates or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of the Certificates, any interest in the Certificates or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Act, that would render the disposition of the Certificates a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer the Certificates, except in compliance with the provisions of the Trust Agreement.

6. The Purchaser represents:

(iii)	that either (a) or (b) is satisfied, as marked below:

____           a. The Purchaser is not any employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring the

Certificate with “plan assets” of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. §2510.3-101; or

____           b. The Purchaser has provided the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of the Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; and

(iv)        the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

7. The Purchaser is not a non-United States person.

Very truly yours,

By:
Name:
Title:

EXHIBIT E

FORM OF TRANSFEROR REPRESENTATION LETTER

_________, 20__

Credit Suisse First Boston

Mortgage Acceptance Corp.

11 Madison Avenue

4th Floor

New York, New York 10010-3629

Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

JPMorgan Chase Bank, N.A.

4 New York Plaza

New York, New York 10004

Attention: Worldwide Securities Services/Structured Finance Services-Home Equity Mortgage Trust 2005-HF1

Re:	Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Certificates, Series 2005-HF1, Class [X-1][X-2][X-S][P][G]

Ladies and Gentlemen:

______________ (the “Purchaser”) intends to purchase from ________ (the “Seller”) _____% Certificate Percentage Interest of the Home Equity Mortgage Trust 2005-HF1, Home-Equity Loan-Backed Certificates, Series 2005-HF1 Class [X-1][X-2][X-S][P][G] (the “Certificate”), issued pursuant to the Trust Agreement (the “Trust Agreement”), dated as of November 4, 2005 between Credit Suisse First Boston Mortgage Acceptance Corp., as depositor (the “Depositor”) and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), as acknowledged and agreed by JPMorgan Chase Bank, N.A., as certificate registrar (the “Certificate Registrar”). All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred the Certificate, any interest in the Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in the Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificate under the Securities Act of 1933 (the “Act”), that would render the disposition of the Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to the Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificate, except in compliance with the provisions of the Trust Agreement.

Very truly yours,

By:
Name:
Title:

EXHIBIT F

FORM OF ERISA REPRESENTATION LETTER

____________, 20__

Credit Suisse First Boston

Mortgage Acceptance Corp.

11 Madison Avenue, 4th Floor

New York, New York 10010-3629

Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

JPMorgan Chase Bank, N.A.

as Certificate Registrar

4 New York Plaza

New York, New York 10004

Attention: Worldwide Securities Services/Structured Finance Services-Home Equity Mortgage Trust 2005-HF1

Re:	Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Certificates, Series 2005-HF1, Class [X-1][X-2][X-S][P][G]

Dear Sirs:

____________________________ (the “Transferee”) intends to acquire from ______________(the “Transferor”) $_______ of Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Certificates, Series 2005-HF1, Class [X-1][X-2][X-S][P][G] (the “Certificates”), issued pursuant to a Trust Agreement (the “Trust Agreement”) dated November 4, 2005 among Credit Suisse First Boston Mortgage Acceptance Corp., as depositor (the “Depositor”) and Wilmington Trust Company, as trustee (the “Owner Trustee”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that the Certificate (i) is not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the “Code”)

(any of the foregoing, a “Plan”), (ii) are not being acquired with “plan assets” of a Plan within the meaning of the Department of Labor (“DOL”) regulation, 29 C.F.R. § 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. § 2510.3-101; and

(2)        The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

Very truly yours,

By:
Name:
Title:

EXHIBIT G

FORM OF CERTIFICATE OF NON-FOREIGN STATUS

This Certificate of Non-Foreign Status is delivered pursuant to Section 3.05 of the Trust Agreement dated as of November 4, 2005 (the “Trust Agreement”), between Credit Suisse First Boston Mortgage Acceptance Corp., as depositor (the “Depositor”), and Wilmington Trust Company, as owner trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the “Beneficial Owner”), or nominee on behalf of the Beneficial Owner of Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Certificates, Series 2005-HF1, Class [G][A-R][A-RL]] (the “Certificates”). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement.

Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificates held by the undersigned, the undersigned hereby certifies:

Part I -	Complete Either A or B
	A.	Individual as Beneficial Owner

1.	I am (the Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;
2.	My (the Beneficial Owner’s) name and home address are:

; and

3.	My (the Beneficial Owner’s) U.S. taxpayer identification number (Social Security Number) is _______________________.
B.	Corporate, Partnership or Other Entity as Beneficial Owner
1.	(Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;
2..	The Beneficial Owner’s office address and place of incorporation (if applicable) is

; and
3.	The Beneficial Owner’s U.S. employer identification number is _______________________ .
Part II -	Nominees

If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this Certificate has been made in reliance upon information contained in:

______ an IRS Form W-9
______ a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -	Declaration

The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

Name
Title (if applicable)
Signature and Date

*NOTE: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

EXHIBIT H

RESERVED

EXHIBIT I

FORM OF CLASS [A-R][A-RL] CERTIFICATES

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 3.05 OF THE TRUST AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUST ADMINISTRATOR THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUST ADMINISTRATOR THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS’ COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO

IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1	Interest Rate: Variable
Cut-off Date:	Class Certificate Balance: $100
October 1, 2005	Assumed Final Payment Date: February 2036
First Payment Date:	Certificate Percentage Interest of this Certificate: 100%
November 25, 2005	CUSIP:

Home Equity Mortgage Trust 2005-HF1,

Home Equity Loan-Backed Certificate, Series 2005-HF1, Class [A-R][A-RL]

evidencing percentage interest in the distribution allocable to the certificates of the above-referenced Class with respect to a Trust Estate evidenced by the loans created by CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP. (hereinafter called the “Depositor” which term includes any successor entity under the Agreement referred to below).

This Certificate is payable solely from the assets of the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee or any of their affiliates. Neither this Certificate nor any of the Loans is guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee or any of their affiliates. None of the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that [_________________] is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, consisting primarily of the Loans conveyed by the Depositor. The Trust Estate (as defined herein) was created pursuant to a Trust Agreement dated November 4, 2005 (as amended and supplemented from time to time, the “Agreement”) between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee,” which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which the such holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Payment Date”), commencing on the first Payment Date specified above, to the

Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the “Record Date”), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Certificate Percentage Interest stated on the face hereof) of the Class [A-R][A-RL] Certificate Distribution Amount required to be distributed to the registered holder of this Certificate on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholders of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

Each Certificateholder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trust Administrator of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Certificateholder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

In connection with any transfer of this Certificate, the Certificate Registrar (unless otherwise directed by the Depositor) will require either (i) a representation letter, in the form of Exhibit J-1 to the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code (“Plan”), any person acting, directly or indirectly, on behalf of any such plan or any person using the “plan assets,” within the meaning of the Department of Labor regulations at 29 C.F.R. §2510.3-101, to effect such acquisition (collectively, a “Plan Investor”) or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the Master Servicer and the Certificate Registrar to the effect that the purchase or holding of this Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

This Certificate is one of a duly authorized Certificate designated as Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Certificates, Class [A-R][A-RL], of the Series specified hereon. All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

The Certificateholder, by its acceptance of this Certificate, covenants and agrees that such Certificateholder will not, prior to the day one year and one day after the date this Trust Agreement terminates, institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Securityholder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Securityholder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Securityholder. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes or (b) the consent of the Certificateholders and the Trust Administrator; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on the Certificates without the consent of the Certificateholders, or (ii) reduce the aforesaid Certificate Percentage Interest required to consent to any such amendment without the consent of 100% of the Certificate Percentage Interest.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City of and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the registered holder of this Certificate or the such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Trust Administrator.

No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earlier of (i) the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement or (ii) the Final Maturity Date.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Home Equity Mortgage TRUST 2005-HF1 By WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee
By:
Authorized Signatory

Dated: November 4, 2005

CERTIFICATE OF AUTHENTICATION

This is one of the Class [A-R][A-RL] Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:	*/
Signature Guaranteed

*/

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Paying Agent:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of
account number	or, if mailed by check, to

Applicable statements should be mailed to

______________________________________________________

Signature of assignee or agent

(for authorization of wire

transfer only)

EXHIBIT J-1

FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF	)
	)	ss.:
COUNTY OF	)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.          That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Home Equity Mortgage Trust 2005-HF1,

2.          Home Equity Loan-Backed Certificate, Series 2005-HF1, Class [G][A-R][A-RL] (the “Owner”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of                                     ] [the United States], on behalf of which he makes this affidavit and agreement.

3.          That the Owner (i) is not and will not be a “disqualified organization” or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the “Code”) or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [G][A-R][A-RL] Certificates, and (iii) is acquiring the Class [G][A-R][A-RL] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a “disqualified organization” means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

4.          That the Owner is aware (i) of the tax that would be imposed on transfers of Class [G][A-R][A-RL] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class [G][A-R][A-RL] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [G][A-R][A-RL] Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

5.          That the Owner is aware of the tax imposed on a “pass-through entity” holding Class [G][A-R][A-RL] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

6.          The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

7.          That the Owner is aware that the Certificate Registrar will not register the transfer of any Class [G][A-R][A-RL] Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8.          That the Owner has reviewed the restrictions set forth on the face of the Class [G][A-R][A-RL] Certificates and the provisions of Section 3.05 of the Trust Agreement under which the Class [G][A-R][A-RL] Certificates were issued (in particular, clause (i)(A) and (i)(B) of Section 3.05 which authorize the Certificate Registrar to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trust Administrator in the event the Owner holds such Certificates in violation of Section 3.05). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.          That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [G][A-R][A-RL] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10.	The Owner’s Taxpayer Identification Number is ________________________	.

11.        This affidavit and agreement relates only to the Class [G][A-R][A-RL] Certificates held by the Owner and not to any other holder of the Class [G][A-R][A-RL] Certificates. The Owner understands that the liabilities described herein relate only to the Class [G][A-R][A-RL] Certificates.

12.        That no purpose of the Owner relating to the transfer of any of the Class [G][A-R][A-RL] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

13.        That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class [G][A-R][A-RL] Certificate that the Owner intends to pay taxes associated with holding such Class [G][A-R][A-RL] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [G][A-R][A-RL] Certificate.

14.        That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class [G][A-R][A-RL] Certificates remain outstanding.

15.        The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any such plan.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, ____________.

[NAME OF OWNER]

By:
Name:	[Name of Officer]
Title:	[Title of Officer]

[Corporate Seal]

ATTEST:

_______________________________________________

[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this ____ day of __________, ____________.

NOTARY PUBLIC

COUNTY OF ___________________________ STATE OF_________________________________________ My Commission expires the day of , 20 .

EXHIBIT J-2

FORM OF TRANSFEROR CERTIFICATE

, 20

Credit Suisse First Boston

Mortgage Acceptance Corp.

11 Madison Avenue, 4th Floor

New York, New York 10010-3629

Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

JPMorgan Chase Bank, N.A.

4 New York Plaza

New York, New York 10004

Attention: Worldwide Securities Services/Structured Finance Services-Home Equity Mortgage Trust 2005-HF1

Re:	Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Certificate, Series 2005-HF1, Class [G][A-R][A-RL]

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by                  (the “Seller”) to                              (the “Purchaser”) of a [__]% Percentage Interest in the Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Certificates, Series 2005-HF1, Class [G][A-R][A-RL] (the “Certificates”), pursuant to Section 3.05 of the Trust Agreement (the “Trust Agreement”), dated as of November 4, 2005, between Credit Suisse First Boston Mortgage Acceptance Corp., as seller (the “Company”), and Wilmington Trust Company, as owner trustee (the “Trustee”). All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1.          No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.          The Seller understands that the Purchaser has delivered to the Trust Administrator and the Master Servicer a transfer affidavit and agreement in the form attached to the Trust Agreement as Exhibit J-1. The Seller does not know or believe that any representation contained therein is false.

3.          The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class [G][A-R][A-RL] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.          The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

Very truly yours,
(Seller)

By:
Name:
Title:

EXHIBIT K

FORM OF CLASS G CERTIFICATES

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 3.05 OF THE TRUST AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUST ADMINISTRATOR THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND STATE LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER SUCH STATE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUST ADMINISTRATOR THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS’ COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH

ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1	Interest Rate: Adjustable
Cut-off Date:	Class Certificate Balance: $0.00
October 1, 2005	Assumed Final Payment Date: February 2036
First Payment Date:	Certificate Percentage Interest of this Certificate: 100%
November 25, 2005	CUSIP:

Home Equity Mortgage Trust 2005-HF1,

Home Equity Loan-Backed Certificate, Series 2005-HF1, Class G

evidencing percentage interest in the distribution allocable to the certificates of the above-referenced Class with respect to a Trust Estate evidenced by the loans created by CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP. (hereinafter called the “Depositor” which term includes any successor entity under the Agreement referred to below).

This Certificate is payable solely from the assets of the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee or any of their affiliates. Neither this Certificate nor any of the Loans is guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee or any of their affiliates. None of the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that [____________________] is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, consisting primarily of the Loans conveyed by the Depositor. The Trust Estate (as defined herein) was created pursuant to a Trust Agreement dated November 4, 2005 (as amended and supplemented from time to time, the “Agreement”) between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee,” which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which the such holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Payment Date”), commencing on the first Payment Date specified above, to the

Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the related Accrual Period (the “Record Date”), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Certificate Percentage Interest stated on the face hereof) of the Class G Certificate Distribution Amount required to be distributed to the registered holder of this Certificate on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholders of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

Each Certificateholder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trust Administrato of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Certificateholder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Certificate Registrar or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in the Agreement and (iii) the Certificate Registrar shall require the transferee to execute an investment letter in the form described by the Agreement, which investment letter shall not be at the expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. If a Certificateholder desires to effect such transfer, it shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Depositor, the Servicers, the Master Servicer, the Trust Administrator and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any transfer of this Certificate, the Certificate Registrar (unless otherwise directed by the Depositor) will require either (i) a representation letter, in the form of Exhibit J-1 to the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code (“Plan”), any person acting, directly or indirectly, on behalf of any such plan or any person using the “plan assets,” within the meaning of the Department of Labor regulations at 29 C.F.R. §2510.3-101, to effect such acquisition (collectively, a “Plan Investor”) or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the Master Servicer and the Certificate Registrar to the effect that the purchase or holding of this Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

This Certificate is one of a duly authorized Certificate designated as Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Certificates, Class G, of the Series specified hereon. All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

The Certificateholder, by its acceptance of this Certificate, covenants and agrees that such Certificateholder will not, prior to the day one year and one day after the date this Trust Agreement terminates, institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Securityholder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Securityholder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Securityholder. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes or (b) the consent of the Certificateholders and the Trust Administrator; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on the Certificates without the consent of the Certificateholders, or (ii) reduce the aforesaid Certificate Percentage Interest required to consent to any such amendment without the consent of 100% of the Certificate Percentage Interest.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City of and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the registered holder of this Certificate or the such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Trust Administrator.

No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earlier of (i) the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement or (ii) the Final Maturity Date.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

HOME EQUITY MORTGAGE TRUST 2005-HF1 By WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Authorized Signatory

Dated: November 4, 2005

CERTIFICATE OF AUTHENTICATION

This is one of the Class G Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:	*/
Signature Guaranteed

*/

________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Paying Agent:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of
account number	or, if mailed by check, to

Applicable statements should be mailed to

_____________________________________________

Signature of assignee or agent

(for authorization of wire

transfer only)

EXHIBIT L

FORM OF CLASS P CERTIFICATES

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 3.05 OF THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND STATE LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER SUCH STATE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER IN THE FORM OF EXHIBIT F TO THE AGREEMENT FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION RESTRICTIONS AND THE FIDUCIARY RESPONSIBILITY REQUIREMENTS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING “PLAN ASSETS,” WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATIONS SECTION 2510.3-101, TO ACQUIRE THIS CERTIFICATE (COLLECTIVELY A “PLAN INVESTOR”), OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE DEPOSITOR, THE OWNER TRUSTEE, THE MASTER SERVICER AND THE CERTIFICATE REGISTRAR, OR A CERTIFICATION IN THE FORM OF EXHIBIT F TO THE AGREEMENT, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR, THE OWNER TRUSTEE, THE MASTER SERVICER OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES.

Certificate No. 1	Interest Rate: Variable
Cut-off Date:	Class Certificate Balance: $100
October 1, 2005	Assumed Final Payment Date: February 2036
First Payment Date:	Certificate Percentage Interest of this Certificate: 100%
November 25, 2005	CUSIP:

Home Equity Mortgage Trust 2005-HF1,

Home Equity Loan-Backed Certificate, Series 2005-HF1, Class P

evidencing percentage interest in the distribution allocable to the certificates of the above-referenced Class with respect to a Trust Estate evidenced by the loans created by CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP. (hereinafter called the “Depositor” which term includes any successor entity under the Agreement referred to below).

This Certificate is payable solely from the assets of the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee or any of their affiliates. Neither this Certificate nor any of the Loans is guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee or any of their affiliates. None of the Depositor, the Seller, the Servicers, the Master Servicer, the Indenture Trustee, the Trust Administrator, the Owner Trustee, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that [_________________] is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, consisting primarily of the Loans conveyed by the Depositor. The Trust Estate (as defined herein) was created pursuant to a Trust Agreement dated November 4, 2005 (as amended and supplemented from time to time, the “Agreement”) between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee,” which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which the such holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Payment Date”), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the “Record Date”), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Certificate Percentage Interest stated on the face hereof) of the Class P Certificate Distribution Amount required to be distributed to the registered holder of this Certificate on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholders of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Certificate Registrar or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in the Agreement and (iii) the Certificate Registrar shall require the transferee to execute an investment letter in the form described by the Agreement, which investment letter shall not be at the expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. If a Certificateholder desires to effect such transfer, it shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Depositor, the Servicers, the Master Servicer, the Trust Administrator and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any transfer of this Certificate, the Certificate Registrar (unless otherwise directed by the Depositor) will require either (i) a representation letter, in the form of Exhibit F to the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code (“Plan”), any person acting, directly or indirectly, on behalf of any such plan or any person using the “plan assets,” within the meaning of the Department of Labor regulations at 29 C.F.R. §2510.3-101, to effect such acquisition (collectively, a “Plan Investor”) or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the Master Servicer and the Certificate Registrar to the effect that the purchase or holding of this Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

This Certificate is one of a duly authorized Certificate designated as Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Certificates, Class P, of the Series specified hereon. All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

The Certificateholder, by its acceptance of this Certificate, covenants and agrees that such Certificateholder will not, prior to the day one year and one day after the date the Trust Agreement terminates, institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Securityholder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Securityholder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Securityholder. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes or (b) the consent of the Certificateholders and the Trust Administrator; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on the Certificates without the consent of the Certificateholders, or (ii) reduce the aforesaid Certificate Percentage Interest required to consent to any such amendment without the consent of 100% of the Certificate Percentage Interest.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City of and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the registered holder of this Certificate or the such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same class and aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Trust Administrator.

No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earlier of (i) the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement or (ii) the Final Maturity Date.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

HOME EQUITY MORTGAGE TRUST 2005-HF1 By WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Authorized Signatory

Dated: November 4, 2005

CERTIFICATE OF AUTHENTICATION

This is one of the Class P Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:	*/
Signature Guaranteed

*/

______________________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Paying Agent:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of
account number	or, if mailed by check, to

Applicable statements should be mailed to

_____________________________________________

Signature of assignee or agent

(for authorization of wire

transfer only)